EXHIBIT 99.4

                         FORM 11-K

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

        ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934
         For the fiscal year ended December 26, 1993

               Commission file number 1-2193



   LOCKHEED CORPORATION HOURLY EMPLOYEES SAVINGS AND STOCK
     INVESTMENT PLAN - FORT WORTH AND ABILENE DIVISIONS
                (Full title of the plan)


                 LOCKHEED CORPORATION
             4500 Park Granada Boulevard
             Calabasas, California 91399
           (Name and address of the issuer)



The financial statements listed in the accompanying index, together with the report thereon of Ernst & Young, independent auditors, are filed as part of this annual report under separate cover of Form SE. Filed as exhibits of this annual report are the consent of Ernst & Young, and certain unaudited performance information with respect to the Investment Funds in which the funds in Participants' Accounts may be invested.


                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Lockheed Corporation Hourly Employees Savings and Stock Investment Plan - Fort Worth and Abilene Divisions has duly caused this annual report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Lockheed Corporation Hourly Employees
                                   Savings and Stock Investment Plan -
                                   Fort Worth and Abilene Divisions

                              By:      /s/ W. E. SKOWRONSKI
                                   ----------------------------
                                   W. E. Skowronski, Chairman
                                   Lockheed Corporation Hourly Employees
                                   Savings and Stock Investment Plan -
                                   Fort Worth and Abilene Divisions
                                   Committee

Date: June 28, 1994